Semiannual Report

Tax-Efficient
Balanced
Fund

August 31, 1999

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Tax-Efficient Balanced Fund

o Rising interest rates hurt bond market performance over the past six months, but stocks continued to rise.

o Your fund modestly lagged the six-month returns of its benchmarks but outperformed both for the past year on a pretax and after-tax basis.

o We have never made a capital gain distribution and we expect not to make one this year.

o The outlook for the fund remains favorable given a backdrop of low inflation, strong corporate earnings growth, and high tax-free bond yields.


UPDATES AVAILABLE

For updates on the fund following the end of each calendar quarter, please see our Web site www.troweprice.com.

Fellow Shareholders

The past six months were difficult for bonds but positive for stocks as stronger-than-expected U.S. economic growth and recovering overseas economies pushed interest rates higher but also boosted corporate profits. Inflation replaced deflation as the primary concern for investors, and the Federal Reserve raised key short-term interest rates twice. Your fund's return for the six-month period slightly lagged its benchmarks but results over the past year were still excellent in both absolute and relative terms.

     The fund's shortfall against its Lipper category for the past six months was largely due to the higher equity exposure of the average balanced fund, which typically maintains a mix of 60% stocks and 40% bonds. Your fund is required to keep a minimum of 50% of its assets in municipal securities to maintain the tax-advantaged status of the bond income. In addition, the corporate bonds favored by most balanced funds pay higher income than municipal bonds on a pretax basis, and the Lipper returns quoted above represent pretax performance. Investors in taxable accounts would find their after-tax return on the average balanced fund significantly lower. Your fund lagged its combined index benchmark only slightly for the six months, as shown in the table, partly because our bond portfolio is more sensitive to interest rates than the Lehman index.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/99                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Efficient Balanced Fund                    2.11%             20.28%

Lipper Balanced Funds Average                  3.52              18.63

Combined Index Portfolio *                     2.45              18.13

* An unmanaged portfolio of 48% stocks (S&P 500 Stock Index) and 52% bonds (Lehman Municipal Bond Index).

     For an investor in the top federal tax bracket of 39.6%, the fund was 100% tax-efficient over the past six months, meaning the fund made no capital gain distributions and no taxable income distributions. For the past year, the fund was 99.2% tax-efficient, reflecting no realized capital gains and a small taxable dividend distribution.

MARKET ENVIRONMENT

     Robust U.S. economic growth continued through the summer, driven by consumer spending. Although broad inflation measures did not rise appreciably, tight labor markets, low unemployment, and higher energy prices raised fears that inflationary pressures were building. This continued economic strength helped keep long-term interest rates near 6%-more than a percentage point above last fall's lows-and made the stock market nervous, as did two Federal Reserve rate hikes and concern about a third. Recovery in overseas markets and economies and weakness in the U.S. dollar were also causes for interest rate concern. The Fed raised key short-term rates on June 30 and again on August 24, for a total of 50 basis points (half of a percentage point) to 5.25%.


Municipal Bond and Note Yields
--------------------------------------------------------------------------------

              30-Year AAA           5-Year AAA           1-Year Moody's
              General Obligation    General Obligation   Investment Grade 1 Note

8/98          4.93                  3.85                 3.5
              4.82                  3.7                  3.3
              4.92                  3.7                  2.95

11/98         4.89                  3.75                 3.05
              4.94                  3.75                 3.05

              4.87                  3.65                 2.95

2/99          4.99                  3.78                 3
              5.04                  3.83                 3.15
              5.08                  3.85                 3.2

5/99          5.16                  4                    3.2
              5.33                  4.33                 3.5
              5.41                  4.3                  3.55

8/99          5.6                   4.4                  3.75

     Nonetheless, stocks have done well over the past six months, though large-cap growth stocks have not exerted the same dominance as in previous years. In the past year, rebounding from the pessimism of late last summer, stocks posted phenomenal gains.

PORTFOLIO AND STRATEGY REVIEW

     The equity portfolio uses a stable, buy-and-hold strategy that emphasizes quality growth stocks. Most of our holdings are large companies, but we also own several smaller companies. This strategy has worked well in the last year as well as since inception. Our equity investments not only outperformed the S&P 500 Stock Index during these periods but also other large-company growth funds. These comparisons are based on pretax returns, so on an after-tax basis your fund looks even better.

     An underlying hypothesis of our buy-and-hold strategy is that it is not merely good for tax efficiency. It also results in reduced transaction costs, which are paid out of fund expenses. Investors with shorter time horizons use strategies that result in higher turnover of portfolio holdings. The transaction costs incurred by such approaches are often invisible to fund shareholders but nonetheless have a significant impact on returns even before capital gains taxes are taken into account. We hope our results will continue to support our argument for reduced trading costs and reduced capital gains taxes.

     Although we hope to hold our investments for a long time, this is not always possible. More often than we would like, our initial investment rationale proves wrong. Alternatively, some holdings decline in value because of market moves or other short-term issues, even though the long-term case for the stocks remains intact. In either case, we attempt to make our losses work to the benefit of shareholders by using them to offset gains. Taking losses is also an important investment discipline. We have not had any capital gain distributions in the fund's short history, and we expect to be among the very few mutual funds that do not have one this year. As a matter of practice, we evaluate all material losses with a strong bias toward selling the stock and booking the loss. To comply with the Internal Revenue Service's "wash sale" rule, we cannot buy the same security for 30 days before or after we sell it, and this period provides us some valuable time to reevaluate the original investment thesis.


Equity Portfolio Characteristics
--------------------------------------------------------------------------------


                                       Tax-Efficient
As of 8/31/99                          Balanced Fund                    S&P 500
--------------------------------------------------------------------------------

Earnings Growth Rate
Estimated Next 5 Years *                      15.20%                     13.40%

Profitability - Return on
Equity Latest 12 Months                       26.06                      25.16

Dividend Yield on Stocks                       0.82                       1.27

P/E Ratio (Based on Next 12
Months' Estimated Earnings)                   32.81X                     29.18X

Market Capitalization (mil)                 $63,734                    $65,661

* Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.

     The equity portion of your fund is generally consistent with other large-company growth funds but does have some distinctive characteristics. Its return on capital is greater than that of other growth funds* and the S&P 500 (see nearby Portfolio Characteristics table). This reflects our focus on quality growth companies. We have invested in larger companies relative to other growth funds, but our market capitalization is in line with that of the S&P 500. Our investment-weighted median market cap is $64 billion compared with $35 billion for the typical growth fund. In comparison with the S&P 500 the portfolio is faster growing and lower yielding, as shown in the table. The advantage of a lower-yielding portfolio is that it produces less ordinary income, which is taxed at a higher rate than capital gains for most investors.

* Comparisons are made to the Lipper Growth Fund Index using  calculations by
  T. Rowe Price based on the most current available data from Lipper Inc.


Security Diversification
--------------------------------------------------------------------------------

Investment           Non-Investment                  Mid- and        Other
Grade                Municipal        Large-Cap      Small-Cap       and
Municipal Bonds      Bonds            Stocks         Stocks          Reserves

44                   4                45             3               4


     We remained overweighted in technology, still our largest equity sector, and in financials and health care. In technology, we have let our winners run, but many stocks in this sector have become fairly valued even though they remain good long-term holdings. Microsoft, Intel, and Hewlett-Packard are our largest technology positions, and we would use corrections in the sector to add to our current holdings.

     Financials are the second largest sector at about 17% of the equity portfolio. In the last six months we have increased our holdings in Freddie Mac, Fannie Mae, and Mellon Bank. About 26% of our new purchases were in this sector, as it performed poorly during the period. Our largest financial holdings are American Express, Fannie Mae, and Citigroup.

     Health care is our third largest sector at nearly 16% of stocks. Most of our investments are in large pharmaceutical companies such as Pfizer, Merck, and Bristol-Myers Squibb. About 26% of our purchases in the last six months were in health care as we took advantage of the sector's poor relative performance.

     The fixed income segment performed in line with long-term municipal funds over the past six months but underperformed the Lehman Municipal Bond Index because of our longer duration. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of seven years would fall or rise about 7% in price in response to a one-percentage-point rise or fall in interest rates.) Though rates moved higher for most of the past year, the unusually attractive level of municipal bond yields compared with Treasury bond yields encouraged us to retain our more aggressive posture on duration. This stance is also appropriate in light of the longer-term investment horizon of our shareholders. Investing in longer-dated bonds increases interest rate risk but gives us an opportunity to take advantage of these relatively high yields and boost shareholder income.

     Holdings in the noninvestment-grade sector (bonds rated BB and lower) have been slightly reduced but are still near the maximum allocation. We continued our rotation out of the hospital sector, where fundamentals have deteriorated, and into state and local general obligation bonds, as we feel that sector will perform best in this strong environment for tax revenues.

     We raised cash reserves to increase the fund's flexibility, but are also taking advantage of the rise in rates by selling some positions at losses and reinvesting the proceeds in higher-yielding bonds. These losses add to the fund's tax-loss carryforward already in place. This will be an ongoing theme if rates continue to trend higher.

OUTLOOK

     The Fed is keeping a close eye on the buildup of inflationary pressures, particularly in the labor markets, and could tighten another 25 basis points if it intends to move the federal funds rate back to its pre-crisis level. On the other hand, the Fed wants to maintain a liquid and orderly market as we approach the end of the year and the transition to year 2000, which could serve to moderate future rate increases. It's also important to recognize that we've had a healthy increase in rates this year that should begin to slow certain sectors of the economy. For now, on the fixed income side, we are focused on the higher yields available in the marketplace and the current appeal of tax-free municipal bonds relative to taxable securities.

     The long-term outlook for U.S. stocks remains favorable, in our view. Inflation remains under control, earnings growth is strong, and U.S. corporations continue to enjoy high-quality management and solid business plans. Corrections and crosscurrents in the market give us the chance to buy excellent companies with leading market positions at fair prices. The relatively poor performance of financial services and health care stocks so far this year are just two examples.

     While the market will not always go up, the current positive backdrop for both top-quality stocks and municipal bonds suggests the Tax-Efficient Balanced Fund is well positioned to provide attractive after-tax returns to shareholders.

     Respectfully submitted,

     William F. Snider
     Cochairman of the Investment Advisory Committee

     Donald J. Peters
     Cochairman of the Investment Advisory Committee

     September 24, 1999



T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

LARGEST HOLDINGS

                                                        Percent of
                                                        Net Assets
                                                           8/31/99
Stocks
--------------------------------------------------------------------------------

Microsoft                                                     2.0%

Intel                                                         1.7

GE                                                            1.4

Hewlett-Packard                                               1.2

Cisco Systems                                                 1.2

Pfizer                                                        0.9

Wal-Mart                                                      0.9

American Express                                              0.9

Merck                                                         0.9

Bristol-Myers Squibb                                          0.9
--------------------------------------------------------------------------------
Total                                                        12.0%


                                                        Percent of
                                                        Net Assets
                                                           8/31/99
Bonds
--------------------------------------------------------------------------------

W. Virginia State General Obligation                          2.6%

Florida Board of Education                                    2.6

Dallas County Utility & Reclamation                           2.5

American Public Energy Agency                                 2.5

Virginia College Building Authority                           2.4

Metropolitan Pier and Expo Authority                          2.3

PA Intergovernmental COOP Authority                           1.4

Middlesex New Jersey Sewer Authority                          1.4

Mississippi State Capital Improvements                        1.3

Wisconsin Health & Education Facilities Authority             1.3
--------------------------------------------------------------------------------

Total                                                        20.3%


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                            Percent of        Percent of
                                            Net Assets        Net Assets
                                               2/28/99           8/31/99
Stocks
--------------------------------------------------------------------------------

Technology                                         12%               15%

Financial                                           9                 8

Health Care                                         8                 8

Consumer Nondurables                                6                 5

Retail                                              3                 3

Consumer Discretionary                              4                 3

Industrial                                          2                 2

All Other                                           4                 4
--------------------------------------------------------------------------------

Total                                              48%               48%


Bonds and Reserves
--------------------------------------------------------------------------------

General Obligation - State                          2%                7%

Dedicated Tax Revenue                               1                 6

General Obligation - Local                          7                 5

Electric Revenue                                    4                 4

Hospital Revenue                                    9                 4

Housing Finance Revenue                             3                 4

Nuclear Revenue                                     5                 4

Educational Revenue                                 1                 3

Lease Revenue                                       4                 3

Water and Sewer Revenue                             3                 3

All Other                                          11                 5

Reserves                                            2                 4
--------------------------------------------------------------------------------

Total                                              52%               52%



T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


TAX-EFFICIENT BALANCED FUND
--------------------------------------------------------------------------------

As of 8/31/99

                         Combined              Tax-Efficient
                  Index Portfolio              Balanced Fund

6/30/97                     10000                      10000

8/31/97                     10192                      10233

8/31/98                     11107                      11170

8/31/99                     13121                      13435


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                        Since          Inception
Periods Ended 8/31/99              1 Year           Inception               Date
--------------------------------------------------------------------------------

Tax-Efficient Balanced Fund        20.28%              14.58%            6/30/97


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                 6 Months              Year          6/30/97
                                    Ended             Ended          Through
                                  8/31/99           2/28/99          2/28/98

NET ASSET VALUE
Beginning of period               $ 12.72           $ 11.34          $ 10.00

Investment activities

  Net investment income              0.12*             0.24*            0.15*

  Net realized and

  unrealized gain (loss)             0.15              1.38             1.34

  Total from
  investment activities              0.27              1.62             1.49

Distributions
  Net investment income             (0.11)            (0.24)           (0.15)

NET ASSET VALUE
End of period                     $ 12.88           $ 12.72          $ 11.34
                                  ---------------------------------------------
Ratios/Supplemental Data
Total return(diamond)               2.11%*           14.45%*          14.96%*

Ratio of total expenses
to average net assets               1.00%*!           1.00%*           1.00%*!

Ratio of net investment
income to average
net assets                          1.94%*!           2.03%*           2.31%*!

Portfolio turnover rate            38.9%!            19.8%            12.5%!

Net assets, end of period
(in thousands)                    $39,628           $33,767          $17,714


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 2/28/01.
!          Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1999

Statement of Net Assets                               Shares/Par        Value
--------------------------------------------------------------------------------
                                                                 In thousands

Common Stocks  48.0%

FINANCIAL  8.3%

Bank and Trust  3.7%

Bank of America                                           3,400   $      206

Bank of New York                                          3,300          118

Citigroup                                                 7,125          317

Mellon Bank                                               6,000          200

Northern Trust                                            2,200          186

State Street                                              2,400          144

U.S. Trust                                                1,100           91

Wells Fargo                                               5,100          203

                                                                       1,465

Financial Services  3.0%

American Express                                          2,600          358

Fannie Mae                                                5,400          335

Freddie Mac                                               6,000          309

Marsh & McLennan                                          2,450          178

                                                                       1,180

Life and Health Insurance  0.1%

American General                                            600           43

                                                                          43

Property and Casualty Insurance  0.7%

AMBAC                                                     1,300           69

American International Group                              2,406          223

                                                                         292

Securities and Asset Management  0.8%

Charles Schwab                                            6,150          243

Franklin Resources                                        2,300           82

                                                                         325

Total Financial                                                        3,305


CONSUMER NONDURABLES  4.5%

Home Products  1.9%

Avon                                                      2,500          110

Colgate-Palmolive                                         3,200          171

Ecolab                                                    1,400           53

Gillette                                                  3,500   $      163

Procter & Gamble                                          2,600          258

                                                                         755

Beverages  1.1%

Coca-Cola                                                 4,400          263

PepsiCo                                                   4,600          157

                                                                         420

Food  1.0%

General Mills                                               900           75

Heinz                                                       600           28

Sysco                                                     3,500          114

Unilever N.V                                              1,292           89

Wrigley                                                     900           71

                                                                         377

Textiles and Apparel  0.2%

NIKE (Class B)                                            1,900           88

                                                                          88

Liquor  0.3%

Anheuser-Busch                                            1,700          131

                                                                         131

Total Consumer Nondurables                                             1,771


TECHNOLOGY  14.7%

Electronics Equipment  0.1%

Molex (Class A)                                           2,150           60

                                                                          60

Communications Equipment  1.8%

LM Ericsson (Class B) ADR                                 4,300          140

Lucent Technologies                                       5,000          320

Motorola                                                  1,200          111

Tellabs *                                                 2,200          131

                                                                         702

Semiconductors  4.8%

Altera *                                                  4,600          194

Intel                                                     8,400          691

Linear Technology                                         4,200          264

Maxim Integrated Products *                               4,700          316

Texas Instruments                                         3,600   $      295

Xilinx *                                                  2,000          140

                                                                       1,900

Miscellaneous Computer Hardware  1.0%

EMC *                                                     2,200          132

Pitney Bowes                                              1,300           77

Symbol Technologies                                       3,450          120

Xerox                                                     1,400           67

                                                                         396

Computer Software  3.0%

BMC Software *                                            1,900          102

Computer Associates                                       2,900          164

Microsoft *                                               8,400          777

Oracle *                                                  4,425          162

                                                                       1,205

Information Services  0.4%

Automatic Data Processing                                 3,800          149

                                                                         149

Computer Communications Equipment  1.2%

Cisco Systems *                                           6,750          458

                                                                         458

Computer Makers  2.2%

Dell Computer *                                           4,500          220

Hewlett-Packard                                           4,700          495

Sun Microsystems *                                        1,900          151

                                                                         866

Semiconductor Capital Equipment  0.2%

Applied Materials *                                       1,300           92

                                                                          92

Total Technology                                                       5,828


ENERGY  0.8%

Energy Reserves and Production  0.7%

Exxon                                                     1,600          126

Mobil                                                     1,400          144

                                                                         270

Integrated Electricity and Natural Gas  0.1%

Enron                                                     1,600   $       67

                                                                          67

Total Energy                                                             337


BASIC MATERIALS  1.0%

Forest Products and Paper  0.2%

Kimberly-Clark                                            1,100           62

                                                                          62

Chemicals  0.8%

Illinois Tool Works                                       1,400          109

PPG Industries                                            1,500           90

Rohm & Haas                                               1,500           56

Valspar                                                   2,000           73

                                                                         328

Total Basic Materials                                                    390



BUSINESS SERVICES  1.4%

Industrial Services  0.3%

DeVry *                                                   2,400           50

Robert Half International *                               2,500           66

                                                                         116

Business Services  0.5%

Equifax                                                   1,800           55

IMS Health                                                2,800           77

Paychex                                                   2,100           62

                                                                         194

Advertising  0.6%

Interpublic Group                                         2,800          111

Omnicom                                                   1,600          120

                                                                         231

Total Business Services                                                  541


HEALTH CARE  7.6%

Drugs  5.8%

American Home Products                                    3,800          158

Amgen *                                                   1,600          133

AstraZeneca Group ADR                                     2,100   $       83

Bristol-Myers Squibb                                      4,900          345

Cardinal Health                                           2,300          146

Eli Lilly                                                 2,300          172

Glaxo Wellcome ADR                                        3,000          159

Merck                                                     5,300          356

Pfizer                                                    9,900          374

Schering-Plough                                           3,100          163

SmithKline Beecham ADR                                    1,600          102

Warner-Lambert                                            1,700          112

                                                                       2,303

Medical Products  1.8%

Abbott Laboratories                                       3,100          134

Boston Scientific *                                         500           17

Guidant                                                     400           24

Johnson & Johnson                                         3,100          317

Medtronic                                                 2,600          203

                                                                         695

Total Health Care                                                      2,998


RETAIL  3.4%

Department Stores  0.9%

Wal-Mart                                                  8,300          368

                                                                         368

Specialty Retail  2.2%

Bed Bath & Beyond *                                       1,800           49

CVS                                                       1,300           54

Dollar General                                            3,125           81

Home Depot                                                2,800          171

Tiffany & Company                                         5,600          296

Walgreen                                                  3,400           79

Williams-Sonoma *                                         3,200          125

                                                                         855

Grocery Stores  0.3%

Albertson's                                               1,300           62

Safeway *                                                 1,600           75

                                                                         137

Total Retail                                                           1,360


CONSUMER DISCRETIONARY  3.3%

Restaurants  0.4%

McDonald's                                                2,200   $       91

Starbucks *                                               2,600           59

                                                                         150

Leisure  0.2%

Mattel                                                    3,000           64

                                                                          64

Entertainment  0.4%

Carnival (Class A)                                        3,200          143

                                                                         143

Publishing  0.5%

McGraw-Hill                                               4,000          207

                                                                         207

Media  1.8%

AMFM *                                                      500           25

CBS *                                                     4,000          188

Clear Channel Communications *                            1,300           91

Disney                                                    7,800          216

Time Warner                                               3,600          214

                                                                         734

Total Consumer Discretionary                                           1,298


INDUSTRIAL  1.9%

Aerospace and Defense  0.4%

Boeing                                                    3,100          140

                                                                         140

Heavy Electrical Equipment  1.5%

Emerson Electric                                          1,000           63

GE                                                        4,900          550

                                                                         613

Total Industrial                                                         753



TELECOMMUNICATIONS  1.1%

Telephone Services  0.7%

MCI WorldCom *                                            3,900          295

                                                                         295

Wireless Telecommunications  0.4%

Vodafone ADR                                                800   $      161

                                                                         161

Total Telecommunications                                                 456

Total Common Stocks (Cost  $12,901)                                   19,037

Municipal Bonds 58.2%


ALABAMA  0.5%

Jefferson County Sewer, 5.75%, 2/1/27 (FGIC Insured)   $200,000          199

Total Alabama (Cost  $200)                                               199


ALASKA  1.8%

Anchorage, GO, 5.00%, 12/1/03 (FGIC Insured)            400,000          408

Valdez Marine Terminal
  Exxon Pipeline, VRDN (Currently 2.70%)                300,000          300

Total Alaska (Cost  $719)                                                708

CONNECTICUT  0.7%

Connecticut Dev. Auth., Mystic Marinelife Aquarium
    6.875%, 12/1/17                                     100,000          102

Mashantucket, Western Pequot Tribe, 5.75%, 9/1/27       200,000          189

Total Connecticut (Cost  $295)                                           291


DISTRICT OF COLUMBIA  0.5%

District of Columbia Hosp., Medlantic Healthcare Group
    5.25%, 8/15/19 (MBIA Insured)
    (Escrowed to Maturity)                              200,000          190

Total District of Columbia (Cost  $188)                                  190


FLORIDA  2.6%

Florida Board of Ed., GO, Capital Outlay,
    5.00%, 6/1/03                                     1,000,000        1,024

Total Florida (Cost  $1,023)                                           1,024

GEORGIA  1.1%

Municipal Electric Auth. of Georgia

    Zero Coupon, 1/1/09                              $  585,000   $      340

    5.70%, 1/1/19 (MBIA Insured)                        100,000          102

Total Georgia (Cost  $449)                                               442


HAWAII  0.6%

Hawaii Dept. of Budget and Fin., Hawaiian Electric

    4.95%, 4/1/12 (MBIA Insured)                        250,000          242

Total Hawaii (Cost  $250)                                                242

IDAHO  0.3%

Idaho HFA, St. Lukes Regional Medical Center

    VRDN (Currently 2.95%)                              100,000          100

Total Idaho (Cost  $100)                                                 100


ILLINOIS  5.2%

Chicago Water Revenue, Capital Appreciation

    Zero Coupon, 11/1/11 (FGIC Insured)                 500,000          258

Illinois EFA, Northwest Univ., 5.25%, 11/1/32           400,000          389

Illinois HFA, Riverside Health Systems,
    6.00%, 11/15/18                                     500,000          494

Metropolitan Pier and Expo. Auth.
    McCormick Place Expedition Project
    5.25%, 12/15/28 (FGIC Insured)                    1,000,000          919

Total Illinois (Cost  $2,112)                                          2,060


INDIANA  0.6%

Goshen, Greencroft Obligation Group,
    5.75%, 8/15/28                                      250,000          226

Total Indiana (Cost  $246)          226


LOUISIANA  1.0%
Jefferson Parish, GO, Drainage Improvement
    6.15%, 9/1/05 (FGIC Insured)                        250,000          266

    St. Charles Parish, PCR, 4.85%, 6/1/30              150,000          149

Total Louisiana (Cost  $416)                                             415


MAINE  0.8%

Maine Housing Auth., Mortgage Purchase,
    5.70%, 11/15/15                                  $  300,000   $      301

Total Maine (Cost  $301)                                                 301


MICHIGAN  3.5%

Detroit School Dist., GO,
    5.25%, 5/1/14 (FGIC Insured)                        500,000          493

Kalamazoo HFA, Bronson Methodist Hosp.,
    5.50%, 5/15/12                                      500,000          501

Univ. of Michigan, Medical Service Plan
    VRDN (Currently 2.75%)                              200,000          200

Univ. of Michigan Hosp., VRDN (Currently 2.75%)         200,000          200

Total Michigan (Cost  $1,430)                                          1,394


MISSISSIPPI  2.1%

Harrison County, PCR, E.I. Du Pont De Nemours
    VRDN (Currently 2.75%)                              300,000          300

Mississippi, GO, Capital Improvements,
    5.00%, 11/1/05                                      515,000          526

Total Mississippi (Cost  $839)                                           826


MISSOURI  0.8%

Missouri HEFA, Washington Univ.,
    VRDN (Currently 3.00%)                              300,000          300

Total Missouri (Cost  $300)                                              300


NEBRASKA  2.5%

American Public Energy Agency, Nebraska Public Gas
    5.25%, 6/1/11 (AMBAC Insured)                     1,000,000          996

Total Nebraska (Cost  $1,022)                                            996


NEVADA  1.2%

Nevada Housing Division, Single Family Mortgage

    5.60%, 4/1/17                                       500,000          490

Total Nevada (Cost  $500)                                                490


NEW JERSEY  3.0%

Middlesex County Utilities Auth., Sewer
    6.25%, 8/15/10 (MBIA Insured)                       500,000          543

New Jersey Economic Dev. Auth.
    Franciscan Oaks, 5.75%, 10/1/23                  $  100,000   $       95

New Jersey Transportation Auth., Trust Fund
    4.50%, 6/15/00 (Escrowed to Maturity)               300,000          302

Newark, GO, School Qualified Bond Act
    5.30%, 9/1/11 (MBIA Insured)                        250,000          252

Total New Jersey (Cost  $1,219)                                        1,192

NEW YORK  5.8%

Dormitory Auth. of the State of New York
    Court Fac. Westchester County,
    5.00%, 8/1/09                                       500,000          501

    State Univ. Ed. Fac., 5.40%, 5/15/23                250,000          237

Long Island Power Auth.
    5.00%, 4/1/02                                       250,000          253

    5.25%, 12/1/26                                      250,000          231

New York City

    GO

    7.50%, 2/1/01                                       100,000          104

    7.625%, 2/1/15 (Prerefunded 2/1/02!)                235,000          257

New York State Urban Dev., Correctional Capital Fac.

    5.00%, 1/1/13                                       500,000          471

New York Thruway Auth., Local Highway And Bridge
    6.25%, 4/1/07 (Prerefunded 4/1/02!)                  40,000           42

North Hempstead, GO, 4.75%, 1/15/18 (FGIC Insured)      250,000          223

Total New York (Cost  $2,386)                                          2,319


PENNSYLVANIA  2.0%

Beaver County IDA, PCR, Toledo Edison,
    4.85%, 6/1/04                                       250,000          248

Pennsylvania Intergovernmental Cooperative Auth.
    5.25%, 6/15/11 (FGIC Insured)                       545,000          545

Total Pennsylvania (Cost  $819)                                          793


SOUTH CAROLINA  1.3%

Connector 2000 Assoc., Greenville Toll Road
    Zero Coupon, 1/1/09                                 500,000          282

Piedmont Municipal Power Agency, 5 25%, 1/1/15          250,000          224

Total South Carolina (Cost  $548)                                        506


TENNESSEE  0.5%

Tennessee HDA, Homeownership, Zero Coupon, 7/1/16      $500,000         $187

Total Tennessee (Cost  $193)                                             187


TEXAS  7.6%

Dallas County Utility and Reclamation Dist.
    5.875%, 2/15/29 (AMBAC Insured)                   1,000,000          998

Gulf Coast Waste Disposal Auth., PCR,
Amoco Oil Project

    VRDN (Currently 2.70%)                            1,000,000        1,000

Texas, GO, TRAN, 4.50%, 8/31/00                       1,000,000        1,008

Total Texas (Cost  $2,984)                                             3,006


UTAH  1.2%

Intermountain Power Agency,
    5.25%, 7/1/14 (MBIA Insured)                        510,000          500

Total Utah (Cost  $522)                                                  500


VIRGINIA  3.9%

Henrico County IDA, Bon Secours Health.
    St. Mary's Hosp., 6.00%, 8/15/16 (MBIA Insured)     185,000          195

Hopewell IDA, Westport Convalescent Center,
    6.00%, 10/1/06                                      145,000          146

Pocahontas Parkway Assoc.,
    Toll Road, Zero Coupon, 8/15/18                     900,000          262

Virginia College Building Auth.,
Washington and Lee Univ.

    5.25%, 1/1/31 (MBIA Insured)                      1,000,000          943

Total Virginia (Cost  $1,646)                                          1,546


WASHINGTON  0.2%

    Washington, GO, 5.375%, 9/1/02                      100,000          103

Total Washington (Cost  $102)                                            103


WEST VIRGINIA  3.1%

West Virginia, GO, 5.75%, 6/1/15                      1,000,000        1,026

West Virginia Building Commission, Lottery
    5.00%, 7/1/04 (MBIA Insured)                        190,000          194

Total West Virginia (Cost  $1,228)                                     1,220


WISCONSIN  1.3%

Wisconsin HEFA, Childrens Hosp. of Wisconsin
    5.625%, 2/15/15 (AMBAC Insured)                  $  500,000   $      504

Total Wisconsin (Cost  $522)                                             504


WYOMING  2.5%

Sweetwater County, PCR, VRDN (Currently 2.75%)          500,000          500

Wyoming Community Dev. Auth., 5.70%, 12/1/35            500,000          481

Total Wyoming (Cost  $1,000)                                             981

Total Municipal Bonds (Cost $23,559)                                  23,061

Total Investments in Securities
    106.2% of Net Assets (Cost  $36,460)
             $42,098

Other Assets Less Liabilities                                         (2,470)

NET ASSETS                                                           $39,628
                                                                   ----------

Net Assets Consist of:
Accumulated net investment income - net of distributions                 $93

Accumulated net realized gain/loss - net of distributions               (844)

Net unrealized gain (loss)                                             5,638

Paid-in-capital applicable to 3,075,608 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized      34,741

NET ASSETS                                                           $39,628
                                                                   ----------

NET ASSETS value per share                                            $12.88
                                                                   ----------

    *     Non-income- producing
    !     Used in determining portfolio maturity
  ADR     American depository receipt
AMBAC     AMBAC Indemnity Corp.
  EFA     Educational Facility Authority
 FGIC     Financial Guaranty Insurance Company
   GO     General Obligation
  HDA     Housing Development Authority
 HEFA     Health & Educational Facility Authority
  HFA     Health Facility Authority
  IDA     Industrial Development Authority
 MBIA     Municipal Bond Investors Assurance Corp.
  PCR     Pollution Control Revenue
 TRAN     Tax Revenue Anticipation Note
 VRDN     Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/99

Investment Income

Income

  Interest                                                         $     479

  Dividend                                                                87

  Total income                                                           566

Expenses

  Investment management                                                   88

  Custody and accounting                                                  48

  Shareholder servicing                                                   26

  Legal and audit                                                         11

  Prospectus and shareholder reports                                      10

  Registration                                                             4

  Directors                                                                3

  Miscellaneous                                                            2

  Total expenses                                                         192

Net investment income                                                    374

Realized and Unrealized Gain (Loss)

  Net realized gain (loss) on securities                                (344)

  Change in net unrealized gain or loss on securities                    646

  Net realized and unrealized gain (loss)                                302

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                  $676
                                                                   ----------



The accompanying notes are an integral part of these financial statements.



T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        8/31/99      2/28/99

Increase (Decrease) in Net Assets
Operations

  Net investment income                              $      374   $      519

  Net realized gain (loss)                                 (344)        (422)

  Change in net unrealized gain or loss                     646        3,510

  Increase (decrease) in net assets from operations         676        3,607

Distributions to shareholders
  Net investment income                                    (323)        (536)

Capital share transactions*

  Shares sold                                             7,580       14,811

  Distributions reinvested                                  266          450

  Shares redeemed                                        (2,347)      (2,293)

  Redemption fees received                                    9           14

  Increase (decrease) in net assets from capital
  share transactions                                      5,508       12,982


Net Assets

Increase (decrease) during period                         5,861       16,053

Beginning of period                                      33,767       17,714

End of period                                        $   39,628   $   33,767
                                                     --------------------------
*Share information

  Shares sold                                               583        1,242

  Distributions reinvested                                   20           38

  Shares redeemed                                          (181)        (188)

  Increase (decrease) in shares outstanding                 422        1,092


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Efficient Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts   Premiums and original issue discounts on municipal
     securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending   The fund lends its securities to approved brokers to
     earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At August 31, 1999, the value of loaned securities was $1,452,000; aggregate collateral consisted of $1,502,000 in the securities lending collateral pool.

     Other   Purchases and sales of portfolio securities, other than short-term securities, aggregated $12,107,000 and $7,145,000, respectively, for the six months ended August 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 1999, the fund had capital loss carryforwards for federal income tax purposes of $442,000, of which $17,000 expires in 2006, and $425,000 in 2007.

     At August 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $36,460,000. Net unrealized gain aggregated $5,638,000 at period-end, of which $6,294,000 related to appreciated investments and $656,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $15,000 was payable at August 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through February 28, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $13,000 of management fees were not accrued by the fund for the six months ended August 31, 1999. Additionally, $200,000 of unaccrued management fees and expenses from a previous agreement remains subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $55,000 for the six months ended August 31, 1999, of which $10,000 was payable at period-end.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum  Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F19-051  8/31/99